UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A #2

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: January 18, 2011


                           GULFSTAR ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

              Colorado                                 333-151398                               02-0511381
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
   incorporation)                                    Number)                            Number)


                 3410 Embassy Drive, West Palm Beach, FL, 33401
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (800) 820-1632
                                 --------------
               Registrant's telephone number, including area code

                              Bedrock Energy, Inc.
               8950 Scenic Pine Drive, Ste 100, Parker, CO 80134
               -------------------------------------------------
         (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[   ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[   ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[   ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
     Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
     Exchange Act (17 CFR 240.13e-4(c)

                            SECTION 7 - REGULATION FD

ITEM 7.01  REGULATION FD DISCLOSURE.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On January 19, 2011, Gulfstar Energy Corporation issued a press release. The text of the press release is attached herewith as Exhibit 99.1.

                            SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

Wright Capital Mandate Letter

On January 18, 2011, Gulfstar Energy Corporation ("the Company") signed a letter agreement with Wright Capital Corp. ("Wright Capital") to pursue a proposed financing of up to $90 Million to be used to assist the Company in the proposed purchase of Timberline Production Company and the for further development of its existing pipeline structure in Kentucky.

The definitive terms of the proposed transaction are subject to a definitive agreement between Wright Capital and the Company.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         (d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     Exhibit No.        Description
     -----------        -----------
            99.1        Press Release, dated January 19, 2011*
--------------------
*Filed herewith



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                           GULFSTAR ENERGY CORPORATION


                              By: /s/Robert McCann
                                  -----------------
                                     Robert McCann, Chief Executive Officer

  Date: January 19, 2011